Exhibit 24


                              OHIO POWER COMPANY


            I, Thomas G. Berkemeyer, Assistant Secretary of OHIO POWER COMPANY, HEREBY CERTIFY that the following constitutes a true and exact copy of the resolutions duly adopted by the affirmative vote of a majority of the Board of Directors of said Company at meetings of said Board duly and legally held on September 25, 2002 and January 23, 2003, respectively, at which meetings a quorum of the Board of Directors of said Company was present and voting throughout. I further certify that said resolutions have not been altered, amended or rescinded, and that they are presently in full force and effect.
            GIVEN under my hand this 9th day of July, 2003.


                                    /s/ Thomas G. Berkemeyer
                                        Assistant Secretary



                             OHIO POWER COMPANY
                              January 23, 2003


            The Chairman outlined supplemental terms and provisions to the financing program in effect through October 31, 2003 of the Company and approved at the September 25, 2002 meeting (the "Prior Meeting"). The Chairman indicated that it was desirable to supplement this financing program and for the $500,000,000 (or its equivalent in another currency or composite currency) of Debt Securities and/or Term Notes approved at the Prior Meeting (together, the "Debt Securities") to be exchangeable into or for the debt securities of the Company or another company.

            Thereupon, on motion duly made and seconded, it was unanimously

                  RESOLVED, that the proposed supplemental terms and
            provisions to the financing program of this Company, as outlined at this meeting, be, and the same hereby is, in all respects ratified, confirmed and approved, and that any or all Debt Securities of this Company to be issued pursuant to the financing program may be exchangeable into or for the debt securities of the Company or another company; and further

                  RESOLVED, that the proper officers of this Company be, and they hereby are, authorized to take all steps necessary, or in their opinion desirable, to carry out the supplemental terms and provisions to the financing program outlined at this meeting.

            The Chairman stated that it may be necessary to file one or more exchange registration statements on Form S-4 or resale registration statements on Form S-3 (collectively, "Registration Statements"), pursuant to the applicable provisions of the Securities Act of 1933, as amended, and to register the securities sold in private placements pursuant to such financing program.

            Thereupon, on motion duly made and seconded, it was unanimously

                  RESOLVED, that the proper officers of this Company be, and they hereby are, authorized to execute and file with the SEC on behalf of the Company one or more Registration Statements pursuant to the applicable provisions of the Securities Act of 1933, as amended; and further

                  RESOLVED, that the proper officers of this Company be, and they hereby are, authorized and directed to take any and all further action in connection therewith, including the execution and filing of such amendment or amendments, supplement or supplements and exhibit or exhibits thereto as the officers of this Company may deem necessary or desirable.

            The Chairman further stated that, in connection with the filing with the SEC of one or more Registration Statements relating to the proposed issuance and sale or exchange of up to $500,000,000 of Debt Securities, there may be filed with the SEC a Power of Attorney, to be executed by the officers and directors of this Company appointing true and lawful attorneys to act in connection with the filing of such Registration Statement(s) and any and all amendments thereto.

            Thereupon, on motion duly made and seconded, the following preambles and resolutions were unanimously adopted:

                  WHEREAS, the Company proposes to file with the SEC one or
            more Registration Statements for the registration pursuant to the applicable provisions of the Securities Act of 1933, as amended, of up to $500,000,000 aggregate principal amount of Debt Securities, in one or more new series, each series to have a maturity of not less than nine months and not more than 50 years; and

                  WHEREAS, in connection with said Registration Statement(s), there may be filed with the SEC a Power of Attorney, to be executed by certain of the officers and directors of this Company appointing E. Linn Draper, Jr., Susan Tomasky, Armando A. Pena and Geoffrey S. Chatas, or any one of them, their true and lawful attorneys, with the powers and authority set forth in said Power of Attorney;

                  NOW, THEREFORE, BE IT

                  RESOLVED, that each and every one of said officers and
            directors be, and they hereby are, authorized to execute said Power of Attorney; and further

                  RESOLVED, that any and all action hereafter taken by any of said named attorneys under said Power of Attorney be, and the same hereby is, ratified and confirmed and that said attorneys shall have all the powers conferred upon them and each of them by said Power of Attorney; and further

                  RESOLVED, that said Registration Statement(s) and any
            amendments thereto, hereafter executed by any of said attorneys under said Power of Attorney be, and the same hereby are, ratified and confirmed as legally binding upon this Company to the same extent as if the same were executed by each said officer and director of this Company personally and not by any of said attorneys.

            The Chairman next explained that the Company could also enter into an underwriting agreement or purchase agreement (together with any underwriting agreement, "Underwriting Agreement") with certain underwriters, under which the underwriters may purchase up to $500,000,000 aggregate principal amount of Debt Securities. He recommended that the Board authorize the appropriate officers of the Company to enter into an Underwriting Agreement and determine the purchase price of the Debt Securities, provided that the price shall not be less than 95% (including compensation to the underwriters) of the aggregate principal amount of the Debt Securities.

            Thereupon, it was, on motion duly made and seconded, unanimously

                  RESOLVED, that the Chairman of the Board, the Vice Chairman of the Board, the President, the Vice President, the Treasurer or an Assistant Treasurer of this Company be, and each of them hereby is, authorized to execute and deliver in the name and on behalf of this Company, an Underwriting Agreement in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval, provided that the purchase price of the Debt Securities shall not be less than 95% (including compensation to the underwriters) of the aggregate principal amount of the Debt Securities; and further

                  RESOLVED, that the proper officers of the Company be, and
            they hereby are, authorized to execute and deliver such other documents and instruments, and to do such other acts and things, that in their judgment may be necessary or desirable in connection with the transactions authorized in the foregoing resolutions.

            The Chairman stated to the meeting that it was necessary that the Board authorize the execution and delivery of an Indenture to be entered into between the Company and a trustee satisfying the qualification for such under any applicable law ("Approved Trustee") or any successor trustee ("Indenture") to provide for the issuance of Debt Securities, in an unlimited aggregate principal amount to be issued from time to time in one or more series.

            Thereupon, it was, on motion duly made and seconded, unanimously

                  RESOLVED, that the Chairman of the Board, the Vice Chairman of the Board, the President, the Vice President, the Treasurer or any Assistant Treasurer and the Secretary or an Assistant Secretary of this Company be, and they hereby are, authorized to execute and deliver in the name and on behalf of this Company, the Indenture in such form as shall be approved by the officers executing the same, such execution to be conclusive evidence of such approval; and that the trustee is hereby approved and appointed as trustee under such Indenture.

            The Chairman then stated to the meeting that, in order to enable the Company to perform its obligations under any Underwriting Agreement and any Selling Agency Agreement approved at this meeting providing for the sale of up to $500,000,000 aggregate principal amount of Debt Securities, which may include a put option or a call option or both, it was necessary that the Board authorize the execution and delivery of one or more Company Orders or Supplemental Indentures to the Indenture between the Company and the Approved Trustee, in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval. The terms of each series of Debt Securities will be established under a Company Order or a Supplemental Indenture. The interest rate, maturity and certain other terms have not yet been determined. The Chairman recommended that the Board authorize the appropriate officers of the Company to determine the financial terms and conditions of the Debt Securities, including, without limitation,
(i) the principal amount of the Debt Securities to be sold in each offering;
(ii) the interest or method of determining the interest on the Debt Securities; (iii) the maturity (which shall not exceed 50 years from the date of issuance) and redemption provisions of the Debt Securities; (iv) the exchangeability of any Debt Securities or the assignability of any Debt Securities or the Indenture; and (v) such other terms and conditions as are contemplated or permitted by the Indenture or a Supplemental Indenture.

            Thereupon, it was, on motion duly made and seconded, unanimously

                  RESOLVED, that the Chairman of the Board, the Vice Chairman of the Board, the President, the Vice President, the Treasurer or any Assistant Treasurer and the Secretary or any Assistant Secretary be, and they hereby are, authorized to create up to $500,000,000 aggregate principal amount of Debt Securities to be issued under the Indenture and one or more Company Orders or Supplemental Indentures, in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval, and with such financial terms and conditions as determined by appropriate officers of this Company, pursuant to the Indenture and one or more Company Orders or Supplemental Indentures, and to specify the maturity, redemption or tender provisions and other terms, at the time of issuance thereof; and further

                  RESOLVED, that the Chairman of the Board, the Vice Chairman of the Board, the President, the Vice President, the Treasurer or any Assistant Treasurer and the Secretary or any Assistant Secretary be, and they hereby are, authorized and directed to execute and deliver, on behalf of this Company, one or more Company Orders or Supplemental Indentures, specifying the designation, terms, redemption provisions and other provisions of the Debt Securities and providing for the creation of each series of Debt Securities, in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval; that the Approved Trustee is hereby requested to join in the execution of any Company Order or Supplemental Indenture, as Trustee; and further

                  RESOLVED, that the Chairman of the Board, the Vice Chairman of the Board, the President, the Vice President, the Treasurer or any Assistant Treasurer be, and they hereby are, authorized and directed to execute and deliver, on behalf of this Company, to the extent not determined in a Company Order or Supplemental Indenture, a certificate requesting the authentication and delivery of any such Debt Securities and establishing the terms of any tranche of such series or specifying procedures for doing so in accordance with the procedures established in the Indenture; and further

                  RESOLVED, that the Chairman of the Board, the Vice Chairman of the Board, the President, the Vice President, the Treasurer or any Assistant Treasurer and the Secretary or any Assistant Secretary of this Company be, and they hereby are, authorized and directed to execute in accordance with the provisions of the Indenture (the signatures of such officers to be effected either manually or by facsimile, in which case such facsimile is hereby adopted as the signature of such officer thereon), and to deliver to the Approved Trustee under the Indenture, the Debt Securities in the aggregate principal amount of up to $500,000,000 as definitive fully registered bonds without coupons in such denominations as may be permitted under the Indenture; and further

                  RESOLVED, that if any authorized officer of this Company
            who signs, or whose facsimile signature appears upon, any of the Debt Securities ceases to be such an officer prior to their issuance, the Debt Securities so signed or bearing such facsimile signature shall nevertheless be valid; and further

                  RESOLVED, that, subject as aforesaid, the Approved Trustee be requested to authenticate, by the manual signature of an authorized officer of such Approved Trustee, the Debt Securities and to deliver the same from time to time in accordance with the written order of this Company signed in the name of this Company by its Chairman, President, the Vice President, the Treasurer or any Assistant Treasurer; and further

                  RESOLVED, that Thomas G. Berkemeyer of Hilliard, Ohio, Ann
            B. Graf of Columbus, Ohio, David C. House of Columbus, Ohio, William E. Johnson of Gahanna, Ohio, and Kevin R. Fease of Pickerington, Ohio, attorneys and employees of American Electric Power Service Corporation, an affiliate of this Company, be, and each of them hereby is, appointed Counsel to render any Opinion of Counsel required by the Indenture in connection with the authentication and delivery of the Debt Securities; and further

                  RESOLVED, that the office of the Approved Trustee hereby is designated as the office or agency of this Company, in accordance with the Indenture, for the payment of the principal of and the interest on the Debt Securities, for the registration, transfer and exchange of Debt Securities and for notices or demands to be served on the Company with respect to the Debt Securities; and further

                  RESOLVED, that the Approved Trustee be appointed the
            withholding agent and attorney of this Company for the purpose of withholding any and all taxes required to be withheld by the Company under the Federal revenue acts from time to time in force and the Treasury Department regulations pertaining thereto, from interest paid from time to time on the Debt Securities, and is hereby authorized and directed to make any and all payments and reports and to file any and all returns and accompanying certificates with the Federal Government which it may be permitted or required to make or file as such agent under any such revenue act and/or Treasury Department regulation pertaining thereto; and further

                  RESOLVED, that the officers of this Company be, and they
            hereby are, authorized and directed to effect transfers and exchanges of the Debt Securities, pursuant to the Indenture without charging a sum for any Debt Security issued upon any such transfer or exchange other than a charge in connection with each such transfer or exchange sufficient to cover any tax or other governmental charge in relation thereto; and further

                  RESOLVED, that the Approved Trustee be appointed as
            Security Registrar in accordance with the Indenture; and further

                  RESOLVED, that the officers of the Company be, and they
            hereby are, authorized and directed to execute such instruments and papers and to do any and all acts as to them may seem necessary or desirable to carry out the purposes of the foregoing resolutions.

            The Chairman then stated that it may be desirable to register or exchange some or all of any Debt Securities that are not registered with the SEC pursuant to the applicable provisions of the Securities Act of 1933 and that it was proposed to accomplish such registration through a registration rights or exchange agreement (collectively, "Registration Rights
Agreement"). In this connection, the Company proposes to enter into one or more Registration Rights Agreements, in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval.

            Thereupon, after discussion, on motion duly made and seconded, it was unanimously

                  RESOLVED, that the proper officers of the Company be, and
            they hereby are, authorized to execute and deliver on behalf of the Company one or more Registration Rights Agreements in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval; and further

                  RESOLVED, that the proper officers of the Company be, and
            they hereby are, authorized on behalf of the Company to take such further action and do all other things that any one of them shall deem necessary or appropriate in connection with, the Registration Rights Agreement.



                             OHIO POWER COMPANY
                             September 25, 2002


            The Chairman outlined a proposed financing program through October 31, 2003 of the Company involving the issuance and sale, either at competitive bidding, through a negotiated public offering with one or more agents or underwriters or through private placement, of up to $500,000,000 (or its equivalent in another currency or composite currency) aggregate principal amount of debt securities comprised of first mortgage bonds or secured or unsecured promissory notes (including Junior Subordinated Debentures), or a combination of each, in one or more new series, each series to have a maturity of not more than 50 years ("Debt Securities"). He then stated that, as an alternative to issuing Debt Securities, the Company might enter into a term loan agreement or note purchase agreement with one or more commercial banks, financial institutions or other institutional investors, providing for the issuance of unsecured notes with a maturity in excess of nine months in an aggregate principal amount of up to $500,000,000 ("Term Notes").

            The Chairman explained that it was proposed that the proceeds to be received in connection with the proposed sale of Debt Securities and the Term Notes would be added to the general funds of the Company and used to redeem directly or indirectly long-term debt, to refund directly or indirectly preferred stock, to repay short-term debt at or prior to maturity, to reimburse the Company's treasury for expenditures incurred in connection with its construction program and for other corporate purposes.

            Thereupon, on motion duly made and seconded, it was unanimously

                  RESOLVED, that the proposed financing program of this
            Company, as outlined at this meeting, be, and the same hereby is, in all respects ratified, confirmed and approved; and further

                  RESOLVED, that the proper officers of this Company be, and they hereby are, authorized to take all steps necessary, or in their opinion desirable, to carry out the financing program outlined at this meeting.

            The Chairman reminded the meeting that the Company has in place an order of The Public Utilities Commission of Ohio authorizing the issuance of $500,000,000 of Debt Securities through October 31, 2002, and that it will be necessary to file an application to extend such authority through October 31, 2003. He then stated that it may be necessary to file one or more Registration Statements pursuant to the applicable provisions of the Securities Act of 1933, as amended, and to register or qualify the securities to be sold pursuant to such financing program under the "blue sky" laws of various jurisdictions.

            Thereupon, on motion duly made and seconded, it was unanimously

                  RESOLVED, that with respect to the proposed financing
            program approved at this meeting, the actions taken by the officers of this Company in connection with the execution and filing on behalf of the Company of the necessary application with The Public Utilities Commission of Ohio be, and they hereby are, ratified, confirmed and approved in all respects; and further

                  RESOLVED, that the proper officers of this Company be, and they hereby are, authorized to execute and file with The Public Utilities Commission of Ohio on behalf of the Company an application to extend the financing currently authorized by The Public Utilities Commission of Ohio; and further

                  RESOLVED, that the proper officers of this Company be, and they hereby are, authorized to execute and file with the Securities and Exchange Commission ("SEC") on behalf of the Company one or more Registration Statements pursuant to the applicable provisions of the Securities Act of 1933, as amended; and further

                  RESOLVED, that it is desirable and in the best interest of the Company that the Debt Securities be qualified or registered for sale in various jurisdictions; that the Chairman of the Board, the President, any Vice President, the Treasurer or any Assistant Treasurer and the Secretary or an Assistant Secretary hereby are authorized to determine the jurisdictions in which appropriate action shall be taken to qualify or register for sale all or such part of the Debt Securities of the Company as said officers may deem advisable; that said officers are hereby authorized to perform on behalf of the Company any and all such acts as they may deem necessary or advisable in order to comply with the applicable laws of any such jurisdictions, and in connection therewith to execute and file all requisite papers and documents, including, but not limited to, applications, reports, surety bonds, irrevocable consents and appointments of attorneys for service of process; and the execution by such officers of any such paper or document or the doing by them of any act in connection with the foregoing matters shall conclusively establish their authority therefor from the Company and the approval and ratification by the Company of the papers and documents so executed and the action so taken; and further

                  RESOLVED, that the proper officers of this Company be, and they hereby are, authorized and directed to take any and all further action in connection therewith, including the execution and filing of such amendment or amendments, supplement or supplements and exhibit or exhibits thereto as the officers of this Company may deem necessary or desirable.

            The Chairman indicated to the meeting that it may be desirable that the Debt Securities be listed on the New York Stock Exchange and in connection with any such application, to register the Debt Securities under the Securities Exchange Act of 1934, as amended.

            Thereupon, it was, on motion duly made and seconded, unanimously

                  RESOLVED, that the officers of this Company be, and they
            hereby are, authorized, in their discretion, to make one or more applications, on behalf of this Company, to the New York Stock Exchange for the listing of up to $500,000,000 aggregate principal amount of Debt Securities; and further

                  RESOLVED, that Susan Tomasky, Armando A. Pena and Geoffrey
            S. Chatas, or any one of them, be, and they hereby are, designated to appear before the New York Stock Exchange with full authority to make such changes in any such application or any agreements relating thereto as may be necessary or advisable to conform with the requirements for listing; and further

                  RESOLVED, that the proper officers be, and they hereby are, authorized to execute and file, on behalf of this Company, one or more applications for the registration of up to $500,000,000 aggregate principal amount of Debt Securities with the Securities and Exchange Commission pursuant to the provisions of the Securities Exchange Act of 1934, as amended, in such form as the officers of this Company executing the same may determine; and further

                  RESOLVED, that the Chairman of the Board, the President,
            any Vice President, the Treasurer or any Assistant Treasurer and the Secretary or an Assistant Secretary be, and each of them hereby is, authorized, in the event any said application for listing is made, to execute and deliver on behalf of this Company an indemnity agreement in such form, with such changes therein as the officers executing the same may approve, their execution to be conclusive evidence of such approval; and further

                  RESOLVED, that the Chairman of the Board, the President,
            any Vice President, the Treasurer or any Assistant Treasurer be, and each of them hereby is, authorized to take any other action and to execute any other documents that in their judgment may be necessary or desirable in connection with listing the Debt Securities on the New York Stock Exchange.

            The Chairman further stated that, in connection with the filing with the SEC of one or more Registration Statements relating to the proposed issuance and sale of up to $500,000,000 of Debt Securities, there was to be filed with the SEC a Power of Attorney, dated September 25, 2002, executed by the officers and directors of this Company appointing true and lawful attorneys to act in connection with the filing of such Registration Statement(s) and any and all amendments thereto.

            Thereupon, on motion duly made and seconded, the following preambles and resolutions were unanimously adopted:

                  WHEREAS, the Company proposes to file with the SEC one or
            more Registration Statements for the registration pursuant to the applicable provisions of the Securities Act of 1933, as amended, of up to $500,000,000 aggregate principal amount of Debt Securities, in one or more new series, each series to have a maturity of not less than nine months and not more than 50 years; and

                  WHEREAS, in connection with said Registration Statement(s), there is to be filed with the SEC a Power of Attorney, dated September 25, 2002, executed by certain of the officers and directors of this Company appointing E. Linn Draper, Jr., Susan Tomasky, Armando A. Pena and Geoffrey S. Chatas, or any one of them, their true and lawful attorneys, with the powers and authority set forth in said Power of Attorney;

                  NOW, THEREFORE, BE IT

                  RESOLVED, that each and every one of said officers and
            directors be, and they hereby are, authorized to execute said Power of Attorney; and further

                  RESOLVED, that any and all action hereafter taken by any of said named attorneys under said Power of Attorney be, and the same hereby is, ratified and confirmed and that said attorneys shall have all the powers conferred upon them and each of them by said Power of Attorney; and further

                  RESOLVED, that said Registration Statement(s) and any
            amendments thereto, hereafter executed by any of said attorneys under said Power of Attorney be, and the same hereby are, ratified and confirmed as legally binding upon this Company to the same extent as if the same were executed by each said officer and director of this Company personally and not by any of said attorneys.

            The Chairman advised the meeting that it was proposed to designate independent counsel for the successful bidder or bidders and/or agents of the Company for the new series of Debt Securities proposed to be issued and sold in connection with the proposed financing program of the Company.

            Thereupon, on motion duly made and seconded, it was unanimously

                  RESOLVED, that Dewey Ballantine LLP be, and said firm
            hereby is, designated as independent counsel for the successful bidder or bidders and/or agents of the Company for the new series of Debt Securities of this Company proposed to be issued and sold in connection with the proposed financing program of this Company.

            The Chairman stated that it may be desirable to enter into one or more treasury hedge agreements, such as a treasury lock agreement, treasury put option or interest rate collar agreement ("Treasury Hedge Agreement") to protect against future interest rate movements in connection with the issuance of the Debt Securities and Term Notes. He recommended that the Board authorize the appropriate officers of the Company to enter into one or more Treasury Hedge Agreements, provided that the amount covered by any Treasury Hedge Agreement would not exceed the principal amount of Debt Securities and Term Notes the Company anticipates offering and that the term of such Treasury Hedge Agreement will not exceed 90 days.

            Thereupon, it was, on motion duly made and seconded, unanimously

                  RESOLVED, that the Chairman of the Board, the President,
            any Vice President, the Treasurer or any Assistant Treasurer of this Company be, and each of them hereby is, authorized to execute and deliver in the name and on behalf of this Company, one or more Treasury Hedge Agreements in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval, provided that the amount covered by such Treasury Hedge Agreement would not exceed the principal amount of Debt Securities and Term Notes the Company anticipates offering and that the term of such Treasury Hedge Agreement will not exceed 90 days; and further

                  RESOLVED, that the proper officers of the Company be, and
            they hereby are, authorized to execute and deliver such other documents and instruments, and to do such other acts and things, that in their judgment may be necessary or desirable in connection with the transactions authorized in the foregoing resolutions.

            The Chairman stated that it may be desirable to enter into one or more interest rate management agreements, such as interest rate swaps, caps, collars, floors, options, structured notes or similar products or transactions involving the purchase and sale, including short sales, of U.S. Treasury obligations ("Interest Rate Management Agreements"), in each case to manage and minimize interest costs. The transactions will be for a fixed period and a stated principal amount and may be for underlying fixed or variable obligations of the Company. He recommended that the Board authorize the appropriate officers of the Company to enter into one or more Interest Rate Management Agreements, provided that any fixed rate of interest under any Interest Rate Management Agreement will not exceed by more than 4.0% the yield to maturity on United States Treasury obligations of comparable maturity at the time of execution of the Interest Rate Management Agreement and any initial interest rate under any variable rate Interest Rate Management Agreement will not exceed 10% per annum.

            Thereupon, it was, on motion duly made and seconded, unanimously

                  RESOLVED, that the Chairman of the Board, the President,
            any Vice President, the Treasurer or any Assistant Treasurer of this Company be, and each of them hereby is, authorized to execute and deliver in the name and on behalf of this Company, one or more Interest Rate Management Agreements in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval, provided that any fixed rate of interest under any Interest Rate Management Agreement will not exceed by more than 4.0% the yield to maturity on United States Treasury obligations of comparable maturity at the time of execution of the Interest Rate Management Agreement and any initial interest rate under any variable rate Interest Rate Management Agreement will not exceed 10% per annum; and further

                  RESOLVED, that the proper officers of the Company be, and
            they hereby are, authorized to execute and deliver such other documents and instruments, and to do such other acts and things, that in their judgment may be necessary or desirable in connection with the transactions authorized in the foregoing resolutions.

            The Chairman explained that, with respect to the issuance of up to $500,000,000 of Debt Securities through one or more agents under a medium term note program, the Company could enter into a Selling Agency Agreement. He recommended that the Board authorize the appropriate officers of the Company to enter into such Selling Agency Agreement with securities dealers yet to be determined.

            Thereupon, upon motion duly made and seconded, it was unanimously


                  RESOLVED, that the Chairman of the Board, the President,
            any Vice President, the Treasurer or any Assistant Treasurer of this Company be, and each of them hereby is, authorized to execute and deliver in the name and on behalf of this Company, a Selling Agency Agreement with such securities dealers in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval; and further

                  RESOLVED, that the proper officers of the Company be, and
            they hereby are, authorized to execute and deliver such other documents and instruments, and to do such other acts and things, that in their judgment may be necessary or desirable in connection with the transactions authorized in the foregoing resolutions.

            The Chairman next explained that the Company could also enter into an Underwriting Agreement ("Underwriting Agreement") with certain underwriters, under which the underwriters may purchase up to $500,000,000 aggregate principal amount of Debt Securities. He recommended that the Board authorize the appropriate officers of the Company to enter into an Underwriting Agreement and determine the purchase price of the Debt Securities, provided that the price shall not be less than 95% (including compensation to the underwriters) of the aggregate principal amount of the Debt Securities.

            Thereupon, it was, on motion duly made and seconded, unanimously

                  RESOLVED, that the Chairman of the Board, the President,
            any Vice President, the Treasurer or any Assistant Treasurer of this Company be, and each of them hereby is, authorized to execute and deliver in the name and on behalf of this Company, an Underwriting Agreement in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval, provided that the purchase price of the Debt Securities shall not be less than 95% (including compensation to the underwriters) of the aggregate principal amount of the Debt Securities; and further

                  RESOLVED, that the proper officers of the Company be, and
            they hereby are, authorized to execute and deliver such other documents and instruments, and to do such other acts and things, that in their judgment may be necessary or desirable in connection with the transactions authorized in the foregoing resolutions.

            The Chairman noted that, in order to enable the Company to perform its obligations under the Selling Agency Agreement or the Underwriting Agreement approved at this meeting providing for the sale of up to $500,000,000 aggregate principal amount of First Mortgage Bonds, it was proposed that the Board authorize the appropriate officers to create one or more new series of First Mortgage Bonds, to be issued under the Mortgage and Deed of Trust, dated October 1, 1938, of the Company to Central Hanover Bank and Trust Company (now JPMorgan Chase Bank), as Trustee, as heretofore supplemented and amended, and as to be supplemented and amended by one or more additional Supplemental Indentures to the Mortgage and Deed of Trust, each of said new series of First Mortgage Bonds to be entitled and designated as, in the case of a medium term note program, "First Mortgage Bonds, Designated Secured Medium Term Notes, ______% Series due ____________", and, in the case of an Underwriting Agreement, "First Mortgage Bonds, ______% Series due ____________", with the interest rate, maturity and certain other terms of each such series of First Mortgage Bonds to be designated at the time of creation thereof, the maturity thereof to be not less than nine months nor more than 50 years. Any fixed rate of interest applicable to the First Mortgage Bonds will not exceed by more than 4.0% the yield to maturity on United States Treasury obligations of comparable maturity at the time of pricing of the First Mortgage Bonds. Any initial interest rate on any variable rate First Mortgage Bonds will not exceed 10% per annum.

            Thereupon, after full and thorough discussion, it was, on motion duly made and seconded, unanimously

                  RESOLVED, that the officers of this Company (including the
            Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary) be, and they hereby are, authorized to create up to $500,000,000 aggregate principal amount of First Mortgage Bonds in one or more series, each series to be issued under and secured by the Mortgage and Deed of Trust, dated October 1, 1938, of the Company to Central Hanover Bank and Trust Company (now JPMorgan Chase Bank), as Trustee, and certain indentures supplemental thereto, including one or more additional Supplemental Indentures to the Mortgage and Deed of Trust, in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval, to be made by this Company to JPMorgan Chase Bank, as Trustee (said Mortgage and Deed of Trust as heretofore supplemented and amended, and as to be supplemented and amended, being hereinafter called the "Mortgage"), each series to be designated and to be distinguished from bonds of all other series by the title, in the case of a medium term note program, "First Mortgage Bonds, Designated Secured Medium Term Notes, ______% Series due ____________", and, in the case of an Underwriting Agreement, "First Mortgage Bonds, ______% Series due ____________", (hereinafter called "bonds of each New Series"), provided that the interest rate, maturity and the applicable redemption provisions, if any, and such other terms, including, but not limited to, interest payment dates and record payment dates, shall be designated at the time of creation thereof and such maturity shall not be less than nine months nor more than 50 years and further provided that any fixed rate of interest applicable to the First Mortgage Bonds will not exceed by more than 4.0% the yield to maturity on United States Treasury obligations of comparable maturity at the time of pricing of the First Mortgage Bonds and any initial interest rate on any variable rate First Mortgage Bonds will not exceed 10% per annum; and further

                  RESOLVED, that the officers of this Company (including the
            Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary) be, and they hereby are, authorized and directed to execute and deliver, under the seal of and on behalf of this Company, one or more additional Supplemental Indentures, specifying the designation, terms, redemption provisions and other provisions of the bonds of each New Series and providing for the creation of the bonds of each New Series and effecting the amendments to the Mortgage described therein, in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval; that JPMorgan Chase Bank is hereby requested to join in the execution of said Supplemental Indentures, as Trustee; and that the officers (including the Chairman of the Board, the President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary) of this Company be, and they hereby are, authorized and directed to record and file, or to cause to be recorded and filed, said Supplemental Indentures in such offices of record and take such other action as may be deemed necessary or advisable in the opinion of counsel for the Company; and that such officers be, and they hereby are, authorized to determine and establish the basis on which the bonds of each New Series shall be authenticated under the Mortgage; and further

                  RESOLVED, that the terms and provisions of the bonds of
            each New Series and the forms of the registered bonds of each New Series and of the Trustee's Authentication Certificate be, and they hereby are, established as provided in the form of Supplemental Indenture to the Mortgage hereinbefore authorized, with such changes as may be required upon the establishment of the further terms thereof by the appropriate officers of the Company as herein authorized; and further

                  RESOLVED, that the registered bonds of each New Series
            shall be substantially in the form set forth in the form of Supplemental Indenture approved at this meeting; and further

                  RESOLVED, that, subject to compliance with the provisions
            of Article V or VI of the Mortgage, the Chairman of the Board, the President, any Vice President or the Treasurer and the Secretary or any Assistant Secretary of this Company be, and they hereby are, authorized and directed to execute under the seal of this Company in accordance with the provisions of Section 14 of
            Article II of the Mortgage (the signatures of such officers to be effected either manually or by facsimile, in which case such facsimile is hereby adopted as the signature of such officer thereon), and to deliver to JPMorgan Chase Bank, as Trustee under the Mortgage, bonds of each New Series in the aggregate principal amount of up to $500,000,000 as definitive fully registered bonds without coupons in such denominations as may be permitted under the Mortgage; and further

                  RESOLVED, that if any authorized officer of this Company
            who signs, or whose facsimile signature appears upon, any of the bonds of each New Series ceases to be such an officer prior to their issuance, the bonds of each New Series so signed or bearing such facsimile signature shall nevertheless be valid; and further

                  RESOLVED, that, subject as aforesaid, JPMorgan Chase Bank, as such Trustee, be, and it hereby is, requested to authenticate, by the manual signature of an authorized officer of such Trustee, bonds of each New Series and to deliver the same from time to time in accordance with the written order of this Company signed in the name of this Company by its Chairman, President or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers; and further

                  RESOLVED, that the Chairman of the Board, the President,
            any Vice President, the Treasurer or any Assistant Treasurer of the Company be, and they hereby are, authorized to execute any Treasurer's Certificate required by Section 28(2) of Article VI and Section 29(2) of Article VII of the Mortgage, in connection with the authentication and delivery of the bonds of the New Series, and in connection with any other actions taken, or to be taken, under the Mortgage; and further

                  RESOLVED, that Thomas G. Berkemeyer of Hilliard, Ohio, Ann
            B. Graf of Columbus, Ohio and David C. House of Columbus, Ohio, attorneys and employees of American Electric Power Service Corporation, an affiliate of this Company, be, and each of them hereby is, appointed Counsel to render the Opinion of Counsel required by Article V, Section 28(7) or Article VI, Section 29(3) of said Mortgage in connection with the authentication and delivery of the bonds of each New Series; and further

                  RESOLVED, that John R. Jones, III of Dublin, Ohio, an
            engineer and officer of American Electric Power Service Corporation, an affiliate of this Company, be, and he hereby is, appointed the Engineer to make with the President, any Vice President, the Treasurer or any Assistant Treasurer of this Company any Engineer's Certificate required by Article VI of the Mortgage, in connection with the authentication and delivery of the bonds of each New Series; and further

                  RESOLVED, that the office of JPMorgan Chase Bank at 450
            West 33rd Street, in the Borough of Manhattan, The City of New York, be, and it hereby is, fixed as the office or agency of this Company for the payment of the principal of and the interest on the bonds of each New Series and as the office or agency of the Company in The City of New York for the registration, transfer and exchange of registered bonds of each New Series; and further

                  RESOLVED, that said JPMorgan Chase Bank, be, and it hereby is, appointed as the agent of this Company, in the Borough of Manhattan, The City of New York for the payment of the principal of and interest on the bonds of each New Series, and for the registration, transfer and exchange of registered bonds of each New Series; and further

                  RESOLVED, that said JPMorgan Chase Bank, be, and it hereby is, appointed the withholding agent and attorney of this Company for the purpose of withholding any and all taxes required to be withheld by the Company under the Federal revenue acts from time to time in force and the Treasury Department regulations pertaining thereto, from interest paid from time to time on bonds of each New Series, and is hereby authorized and directed to make any and all payments and reports and to file any and all returns and accompanying certificates with the Federal Government which it may be permitted or required to make or file as such agent under any such revenue act and/or Treasury Department regulation pertaining thereto; and further

                  RESOLVED, that, until further action by this Board, the
            officers of this Company be, and they hereby are, authorized and directed to effect transfers and exchanges of bonds of each New Series, pursuant to Section 12 of the Mortgage without charging a sum for any bond of the New Series issued upon any such transfer or exchange other than a charge in connection with each such transfer or exchange sufficient to reimburse the Company for any tax or other governmental charge required to be paid by the Company in connection therewith; and further

                  RESOLVED, that the firm of Deloitte & Touche LLP be, and
            they hereby are, appointed as independent accountants to render any independent public accountant's certificate required under
            Section 27 of the Mortgage; and further

                  RESOLVED, that the officers of the Company be, and they
            hereby are, authorized and directed to execute such instruments and papers and to do any and all acts as to them may seem necessary or desirable to carry out the purposes of the foregoing resolutions.

            The Chairman explained that as an alternative to the issuance of First Mortgage Bonds, the Company may issue and sell unsecured notes ("Notes"), which may include a put option or a call option or both, pursuant to a Selling Agency Agreement, an Underwriting Agreement or other agreement. He further noted that, in order to enable the Company to perform its obligations under the Selling Agency Agreement, the Underwriting Agreement or other agreement approved at this meeting providing for the sale of up to $500,000,000 aggregate principal amount of the Notes, it was necessary that the Board authorize the execution and delivery of one or more Company Orders or Supplemental Indentures to the Indenture, dated as of September 1, 1997, between the Company and Bankers Trust Company, in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval. The terms of each series of Notes will be established under a Company Order or a Supplemental Indenture. The interest rate, maturity and certain other terms have not yet been determined. The Chairman recommended that the Board authorize the appropriate officers of the Company to determine the financial terms and conditions of the Notes, including, without limitation, (i) the principal amount of the Notes to be sold in each offering; (ii) the interest or method of determining the interest on the Notes; (iii) the maturity (which shall not exceed 50 years from the date of issuance) and redemption provisions of the Notes; and (iv) such other terms and conditions as are contemplated or permitted by the Indenture, a Company Order or a Supplemental Indenture. Any fixed interest rate applicable to the Notes would not exceed by more than 4.0% the yield to maturity on United States Treasury obligations of comparable maturity at the time of pricing of the Notes. Any initial fluctuating interest rate applicable to the Notes would not exceed 10%.

            Thereupon, it was, on motion duly made and seconded, unanimously

                  RESOLVED, that the Chairman of the Board, the President,
            any Vice President, the Treasurer or any Assistant Treasurer and the Secretary or any Assistant Secretary be, and they hereby are, authorized to create up to $500,000,000 aggregate principal amount of Notes to be issued under the Indenture and one or more Supplemental Indentures or Company Orders, in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval, and with such financial terms and conditions as determined by appropriate officers of this Company, pursuant to the Indenture and one or more Supplemental Indentures or Company Orders, and with either a fixed rate of interest which shall not exceed by more than 4.0% the yield to maturity on United States Treasury obligations of comparable maturity at the time of pricing of the Notes or at an initial fluctuating rate of interest which at the time of pricing would not exceed 10%, or at a combination of such described fixed or fluctuating rates, and to specify the maturity, redemption or tender provisions and other terms, at the time of issuance thereof with the maturity not to exceed 50 years; and further

                  RESOLVED, that the Chairman of the Board, the President,
            any Vice President, the Treasurer or any Assistant Treasurer and the Secretary or any Assistant Secretary be, and they hereby are, authorized and directed to execute and deliver, on behalf of this Company, one or more Supplemental Indentures or Company Orders, specifying the designation, terms, redemption provisions and other provisions of the Notes and providing for the creation of each series of Notes, in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval; that Bankers Trust Company is hereby requested to join in the execution of any Supplemental Indenture or Company Order, as Trustee; and further

                  RESOLVED, that the Chairman of the Board, the President,
            any Vice President, the Treasurer or any Assistant Treasurer be, and they hereby are, authorized and directed to execute and deliver, on behalf of this Company, to the extent not determined in a Supplemental Indenture or Company Order, a certificate requesting the authentication and delivery of any such Notes and establishing the terms of any tranche of such series or specifying procedures for doing so in accordance with the procedures established in the Indenture; and further

                  RESOLVED, that the Chairman of the Board, the President,
            any Vice President, the Treasurer or any Assistant Treasurer and the Secretary or any Assistant Secretary of this Company be, and they hereby are, authorized and directed to execute in accordance with the provisions of the Indenture (the signatures of such officers to be effected either manually or by facsimile, in which case such facsimile is hereby adopted as the signature of such officer thereon), and to deliver to Bankers Trust Company, as Trustee under the Indenture, the Notes in the aggregate principal amount of up to $500,000,000 as definitive fully registered bonds without coupons in such denominations as may be permitted under the Indenture; and further

                  RESOLVED, that if any authorized officer of this Company
            who signs, or whose facsimile signature appears upon, any of the Notes ceases to be such an officer prior to their issuance, the Notes so signed or bearing such facsimile signature shall nevertheless be valid; and further

                  RESOLVED, that, subject as aforesaid, Bankers Trust
            Company, as such Trustee, be, and it hereby is, requested to authenticate, by the manual signature of an authorized officer of such Trustee, the Notes and to deliver the same from time to time in accordance with the written order of this Company signed in the name of this Company by its Chairman, President, any Vice President, the Treasurer or any Assistant Treasurer; and further

                  RESOLVED, that Thomas G. Berkemeyer of Hilliard, Ohio, Ann
            B. Graf of Columbus, Ohio, David C. House of Columbus, Ohio, William E. Johnson of Gahanna, Ohio, and Kevin R. Fease of Pickerington, Ohio, attorneys and employees of American Electric Power Service Corporation, an affiliate of this Company, be, and each of them hereby is, appointed Counsel to render any Opinion of Counsel required by the Indenture in connection with the authentication and delivery of the Notes; and further

                  RESOLVED, that the office of Bankers Trust Company, at Four
            Albany Street, in the Borough of Manhattan, The City of New York, be, and it hereby is, designated as the office or agency of this Company, in accordance with the Indenture, for the payment of the principal of and the interest on the Notes, for the registration, transfer and exchange of Notes and for notices or demands to be served on the Company with respect to the Notes; and further

                  RESOLVED, that said Bankers Trust Company, be, and it
            hereby is, appointed the withholding agent and attorney of this Company for the purpose of withholding any and all taxes required to be withheld by the Company under the Federal revenue acts from time to time in force and the Treasury Department regulations pertaining thereto, from interest paid from time to time on the Notes, and is hereby authorized and directed to make any and all payments and reports and to file any and all returns and accompanying certificates with the Federal Government which it may be permitted or required to make or file as such agent under any such revenue act and/or Treasury Department regulation pertaining thereto; and further

                  RESOLVED, that the officers of this Company be, and they
            hereby are, authorized and directed to effect transfers and exchanges of the Notes, pursuant to the Indenture without charging a sum for any Note issued upon any such transfer or exchange other than a charge in connection with each such transfer or exchange sufficient to cover any tax or other governmental charge in relation thereto; and further

                  RESOLVED, that Bankers Trust Company be, and it hereby is, appointed as Note Registrar in accordance with the Indenture; and further

                  RESOLVED, that the officers of the Company be, and they
            hereby are, authorized and directed to execute such instruments and papers and to do any and all acts as to them may seem necessary or desirable to carry out the purposes of the foregoing resolutions.

            The Chairman then stated that one or more insurance companies may insure the payment of principal and interest on certain types of Debt Securities or Term Notes as such payments become due pursuant to a financial guaranty insurance or other policy or agreement ("Insurance Policy"). In this connection, the Company proposes to enter into one or more Insurance Agreements, in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval.

            Thereupon, after discussion, on motion duly made and seconded, it was unanimously

                  RESOLVED, that in order to enhance the credit of one or
            more series of Debt Securities or Term Notes the proper officers of the Company be, and they hereby are, authorized to execute and deliver on behalf of the Company one or more Insurance Agreements with an insurance company or other institution of their choice, in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval; and further

                  RESOLVED, that the proper officers of the Company be, and
            they hereby are, authorized on behalf of the Company to take such further action and do all other things that any one of them shall deem necessary or appropriate in connection with, the Insurance Policy and the Insurance Agreement.

            The Chairman noted that as an additional alternative to the issuance of First Mortgage Bonds or Notes, the Company may issue and sell Junior Subordinated Debentures pursuant to an Underwriting Agreement. He reminded the Board that the Company has entered into an Indenture with The First National Bank of Chicago dated as of October 1, 1995 ("Indenture") in connection with the Company's issuance of Junior Subordinated Debentures ("Debentures"). The Chairman stated that, in connection with the proposed sale of up to $500,000,000 aggregate principal amount of Debentures, it was necessary that the Board of Directors of this Company authorize the execution and delivery of one or more Supplemental Indentures to the Indenture ("Supplemental Indenture"). The Debentures will be created under the Supplemental Indenture and will also allow the Company to defer payment of interest for up to five years. The Chairman recommended that the Board authorize the appropriate officers of the Company to create the Debentures and specify the interest rate or method of determining the interest on the Debentures, maturity, redemption provisions and other terms at the time of creation, with the maturity not to exceed 50 years. Any fixed interest rate applicable to the Debentures would not exceed by more than 4.0% the yield to maturity at the time of pricing on United States Treasury obligations of comparable maturity. Any initial fluctuating interest rate applicable to the Debentures would not exceed 10%.

            Thereupon, on motion duly made and seconded, it was unanimously

                  RESOLVED, that the Chairman of the Board, the President or any Vice President, the Treasurer or any Assistant Treasurer and the Secretary or any Assistant Secretary be, and they hereby are, authorized (i) to create up to $500,000,000 aggregate principal amount of Debentures to be issued under the Indenture and one or more Supplemental Indentures, in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval, to be designated and to be distinguished from debentures of all other series by the title "____% Junior Subordinated Deferrable Interest Debentures, Series __, Due ____________", and (ii) to specify the interest rate, maturity, redemption provisions and other terms at the time of creation thereof with the maturity not to exceed 50 years and with either a fixed rate of interest which shall not exceed by more than 4.0% the yield to maturity at the time of pricing on United States Treasury obligations of comparable maturity or at an initial fluctuating rate of interest which at the time of pricing will not exceed 10%, or a combination of such fixed or fluctuating rates; and further

                  RESOLVED, that the Chairman of the Board, the President or any Vice President, the Treasurer or any Assistant Treasurer, the Secretary or any Assistant Secretary be, and they hereby are, authorized and directed to execute and deliver, under the seal of and on behalf of this Company, one or more Supplemental Indentures, specifying the designation, terms, redemption provisions and other provisions of the Debentures and providing for the creation of the Debentures, such instrument to be in the form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval; that The First National Bank of Chicago is hereby requested to join in the execution of any such Supplemental Indenture, as Trustee; and further

                  RESOLVED, that the terms and provisions of the Debentures
            and the form of the registered Debentures and of the Trustee's Authentication Certificate shall be established by the appropriate officers of the Company as herein authorized; and further

                  RESOLVED, that the Chairman of the Board, the President,
            any Vice President, the Treasurer or any Assistant Treasurer and the Secretary or any Assistant Secretary of this Company be, and they hereby are, authorized and directed to execute under the seal of this Company in accordance with the provisions of the Indenture (the signatures of such officers to be effected either manually or by facsimile, in which case such facsimile is hereby adopted as the signature of such officer thereon), and to deliver to The First National Bank of Chicago, as Trustee under the Indenture, the Debentures in the aggregate principal amount of up to $500,000,000 as definitive fully registered bonds without coupons in denominations of $25 or integral multiples thereof; and further

                  RESOLVED, that if any authorized officer of this Company
            who signs, or whose facsimile signature appears upon, any of the Debentures ceases to be such an officer prior to their issuance, the Debentures so signed or bearing such facsimile signature shall nevertheless be valid; and further

                  RESOLVED, that, subject as aforesaid, The First National
            Bank of Chicago, as such Trustee, be, and it hereby is, requested to authenticate, by the manual signature of an authorized officer of such Trustee, the Debentures and to deliver the same from time to time in accordance with the written order of this Company signed in the name of this Company by its Chairman, President, one of its Vice Presidents, its Treasurer or any Assistant Treasurer, and its Secretary or one of Assistant Secretaries; and further

                  RESOLVED, that Thomas G. Berkemeyer of Hilliard, Ohio, Ann
            B. Graf of Columbus, Ohio, David C. House of Columbus, Ohio, William E. Johnson of Gahanna, Ohio, and Kevin R. Fease of Pickerington, Ohio, attorneys and employees of American Electric Power Service Corporation, an affiliate of this Company, be, and each of them hereby is, appointed Counsel to render any Opinion of Counsel required by the Indenture in connection with the authentication and delivery of the Debentures; and further

                  RESOLVED, that the office of The First National Bank of
            Chicago, One First National Plaza, Suite 0126, Chicago, Illinois, be, and it hereby is, designated as the office or agency of this Company, in accordance with Section 4.02 of the Indenture, for the payment of the principal of and the interest on the Debentures, for the registration, transfer and exchange of Debentures and for notices or demands to be served on the Company with respect to the Debentures; and further

                  RESOLVED, that The First National Bank of Chicago, One
            First National Plaza, Suite 0126, Chicago, Illinois, be, and it hereby is, appointed the withholding agent and attorney of this Company for the purpose of withholding any and all taxes required to be withheld by the Company under the Federal revenue acts from time to time in force and the Treasury Department regulations pertaining thereto, from interest paid from time to time on the Debentures, and is hereby authorized and directed to make any and all payments and reports and to file any and all returns and accompanying certificates with the Federal Government which it may be permitted or required to make or file as such agent under any such revenue act and/or Treasury Department regulation pertaining thereto; and further

                  RESOLVED, that the officers of this Company be, and they
            hereby are, authorized and directed to effect transfers and exchanges of the Debentures, pursuant to Section 2.05 of the Indenture without charging a sum for any Debenture issued upon any such transfer or exchange other than a charge in connection with each such transfer or exchange sufficient to cover any tax or other governmental charge in relation thereto; and further

                  RESOLVED, that The First National Bank of Chicago be, and
            it hereby is, appointed as Debenture Registrar in accordance with
            Section 2.05(b) of the Indenture; and further

                  RESOLVED, that the officers of the Company be, and they
            hereby are, authorized and directed to execute such instruments and papers and to do any and all acts as to them may seem necessary or desirable to carry out the purposes of the foregoing resolutions.

            The Chairman further stated that it would be desirable to authorize the proper officers of the Company on behalf of the Company, to enter into one or more term loan or note purchase agreements, in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval ("Term Loan Agreement"), with one or more as yet unspecified commercial banks, financial institutions or other institutional investors, which would provide for the Company to borrow up to $500,000,000. Such borrowings would be evidenced by an unsecured promissory note or notes ("Term Note") of the Company maturing not less than nine months nor more than 50 years after the date thereof, bearing interest to maturity at either a fixed rate, floating rate, or combination thereof. Any fixed interest rate of the Term Note will not exceed by more than 4.0% the yield to maturity of United States Treasury obligations that mature on or about the date of maturity of the Term Note. Any fluctuating rate will not be greater than 400 basis points above the rate of interest announced publicly by the lending bank from time to time as its base or prime rate, but in no event will the initial fluctuating rate of interest exceed 10%.

            Thereupon, upon motion duly made and seconded, it was unanimously

                  RESOLVED, that the Chairman of the Board, the President,
            any Vice President, the Treasurer or any Assistant Treasurer of this Company be, and each of them hereby is, authorized to execute and deliver in the name and on behalf of this Company, one or more Term Loan Agreements or Term Notes, which may be documented through the execution and delivery of one or more Company Orders or Supplemental Indentures to an Indenture, in such form as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval, at either a fixed rate of interest which shall not exceed by more than 4.0% the yield to maturity of United States Treasury obligations that mature on or about the maturity date of the Term
            Note issued thereunder, or a fluctuating rate of interest which shall not be greater than 400 basis points above the rate of interest announced publicly by the lending bank from time to time as its base or prime rate, but in no event will such initial fluctuation rate of interest exceed 10%, or at a combination of such described fixed or fluctuating rates; and further

                  RESOLVED, that the Chairman of the Board, the President,
            any Vice President, the Treasurer or any Assistant Treasurer of this Company be, and each of them hereby is, authorized, in the name and on behalf of this Company, to borrow from one or more commercial banks, financial institutions or other institutional investors, up to $500,000,000, upon the terms and subject to the conditions of the Term Loan Agreement or Term Notes as executed and delivered; and in connection therewith, to execute and deliver a promissory note, with such insertions therein and changes thereto consistent with such Term Loan Agreement or Term Notes as shall be approved by the officer executing the same, such execution to be conclusive evidence of such approval; and further

                  RESOLVED, that the proper officers of this Company be, and they hereby are, authorized to execute and deliver such other documents and instruments, including one or more Company Orders or Supplemental Indentures to an Indenture, and to do such other acts and things, that in their judgment may be necessary or desirable in connection with the transactions authorized in the foregoing resolutions.



                              OHIO POWER COMPANY
                               POWER OF ATTORNEY


            Each of the undersigned directors or officers of OHIO POWER COMPANY, an Ohio corporation, which is to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Act of 1933, as amended, one or more Registration Statements for the registration thereunder of up to $500,000,000 aggregate principal amount of its Debt Securities comprising first mortgage bonds or secured or unsecured promissory notes (including Junior Subordinated Debentures), or a combination of each, in one or more new series, each series to have a maturity not exceeding 50 years, does hereby appoint E. LINN DRAPER, JR., SUSAN TOMASKY, ARMANDO A. PENA and GEOFFREY S. CHATAS his true and lawful attorneys, and each of them his true and lawful attorney, with power to act without the others, and with full power of substitution or resubstitution, to execute for him and in his name said Registration Statement(s) and any and all amendments thereto, whether said amendments add to, delete from or otherwise alter the Registration Statement(s) or the related Prospectus(es) included therein, or add or withdraw any exhibits or schedules to be filed therewith and any and all instruments necessary or incidental in connection therewith, hereby granting unto said attorneys and each of them full power and authority to do and perform in the name and on behalf of each of the undersigned, and in any and all capacities, every act and thing whatsoever required or necessary to be done in and about the premises, as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of said attorneys and each of them.

            IN WITNESS WHEREOF the undersigned have hereunto set their hands and seals this 25th day of September, 2002.


/s/ E. Linn Draper, Jr._____              /s/ Robert P. Powers________
E. Linn Draper, Jr.     L.S.              Robert P. Powers         L.S.


/s/ Henry W. Fayne__________              /s/ Thomas V. Shockley, III_
Henry W. Fayne          L.S.              Thomas V. Shockley, III  L.S.


/s/ Thomas M. Hagan_________              /s/ Susan Tomasky___________
Thomas M. Hagan         L.S.              Susan Tomasky            L.S.


/s/ Armando A. Pena_________
Armando A. Pena         L.S.